GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

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IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ John L. Bernbach

John L. Bernbach

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robin Bienfait, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Robin Bienfait

Robin Bienfait

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcel R. Coutu, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Marcel R. Coutu

Marcel R. Coutu

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ André R. Desmarais

André R. Desmarais

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Paul G. Desmarais, Jr.

Paul G. Desmarais, Jr.

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gary A. Doer, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Gary A. Doer

Gary A. Doer

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory J. Fleming, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Gregory J. Fleming

Gregory J. Fleming

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Alain Louvel

Alain Louvel

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paula B. Madoff, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Paula B. Madoff

Paula B. Madoff

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Mahon, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Paul A. Mahon

Paul A. Mahon

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ R. Jeffrey Orr

R. Jeffrey Orr

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Reynolds, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Robert L. Reynolds

Robert L. Reynolds

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ T. Timothy Ryan, Jr.

T. Timothy Ryan, Jr.

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory D. Tretiak, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Gregory D. Tretiak

Gregory D. Tretiak

Member, Board of Directors

Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account -- Great-West Smart Track Advisor Variable Annuity (811-05817)	333-212090
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-217293
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622

Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

333-

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2020.

/s/ Brian E. Walsh

Brian E. Walsh

Member, Board of Directors

Great-West Life & Annuity Insurance Company